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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):    May 24, 2006
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                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                   0-26059                               68-0121636
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           (Commission File Number)           (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah                84128
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  (Address of Principal Executive Offices)                (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)








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Item 1.01.  Entry into a Material Definitive Agreement.
Item 3.02.  Unregistered Sales of Equity Securities.

         Private Placement of Securities
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         On May 24, 2006, CirTran Corporation (the "Company"), closed a private placement of shares of its common stock and warrants (the "Private Offering"). Pursuant to a securities purchase agreement (the "Agreement"), the Company sold Fourteen Million, Two Hundred Eighty-five Thousand, Seven Hundred Fifteen (14,285,715) shares of its Common Stock (the "Shares") to ANAHOP, Inc., a California corporation (the "Purchaser"). The consideration paid for the Shares was One Million Dollars ($1,000,000). In addition to the Shares, the Company issued warrants (the "Warrants") to designees of the Purchaser as follows:

         - A warrant to purchase up to 10,000,000 shares, with an exercise price of $0.15 per share, exercisable upon the date of issuance, to Albert Hagar.

         - A warrant to purchase up to 5,000,000 shares, with an exercise price of $0.15 per share, exercisable upon the date of issuance, to Fadi Nora.

         - A warrant to purchase up to 5,000,000 shares, with an exercise price of $0.25 per share, exercisable upon the date of issuance, to Fadi Nora.

         - A warrant to purchase up to 10,000,000 shares, with an exercise price of $0.50 per share, to Albert Hagar.

         The Warrants have exercise prices ranging from $0.15 to $0.50 as noted above, and are exercisable as of the date of issuance and through and including the date which is five years following the date on which the Company's Common Stock is listed for trading on either the Nasdaq Small Cap Market, the Nasdaq Capital Market, the American Stock Exchange, or the New York Stock Exchange (the "Expiration Date").

         With respect to the shares underlying the Warrants, the Company granted piggyback registration rights as follows: (A) Once all of the warrants with an exercise price of $0.15 (the "Fifteen Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Fifteen Cent Warrants; (B) Once all of the warrants with an exercise price of $0.25 (the "Twenty-five Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Twenty-five Cent Warrants; and (C) Once all of the warrants with an exercise price of $0.50 (the "Fifty Cent Warrants") have been exercised, the Company agrees to include in the next registration statement that is filed by the Company the resales of the shares issued upon exercise of the Fifty Cent Warrants. The Company did not grant any registration rights with respect to the Shares.

         The Shares and the Warrants were issued without registration under the 1933 Act in reliance on Section 4(2) of the 1933 Act and the rules and


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regulations promulgated thereunder. The Company intends to use the proceeds from the Private Offering for working capital and general business purposes.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
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                  10.1     Securities Purchase Agreement between CirTran
                           Corporation and ANAHOP, Inc., dated as of May 24,
                           2006.

                  10.2 Warrant for 10,000,000 shares of CirTran Common Stock, exercisable at $0.15, issued to Albert Hagar.

                  10.3 Warrant for 5,000,000 shares of CirTran Common Stock, exercisable at $0.15, issued to Fadi Nora.

                  10.4 Warrant for 5,000,000 shares of CirTran Common Stock, exercisable at $0.25, issued to Fadi Nora.

                  10.5 Warrant for 10,000,000 shares of CirTran Common Stock, exercisable at $0.50, issued to Albert Hagar.

                  99.1     Press Release dated May 30, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CirTran Corporation


Date: May 30, 2006                             By:     /s/ Iehab Hawatmeh
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                                                    Iehab J. Hawatmeh, President






















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